________________________________________________________________________________
________________________________________________________________________________





                               LICENSE AGREEMENT

                           Dated as of March 31, 1995

                                    Between

                                 NEUROMED, INC.
                                  as Licensor

                                      and

                   NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION
                                  as Licensee





________________________________________________________________________________
________________________________________________________________________________
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                               LICENSE AGREEMENT


         LICENSE AGREEMENT, dated March 31, 1995, by and between Neuromed, Inc., a Florida corporation ("Licensor"), and NationsBank of Texas, National Association, a national banking association ("Licensee").

                              W I T N E S S E T H:

         WHEREAS, Licensor presently owns and will hereafter acquire right, title, and interest (including rights and interests pursuant to licenses) throughout the world in various Trademarks, Patents, Copyrights and Trade Secrets (hereinafter, collectively, the "Intellectual Property");

         WHEREAS, Licensee and Quest Medical, Inc., a Texas corporation ("Borrower"), have entered into the First Amended and Restated Credit Agreement dated as of March 31, 1995 (such agreement, together with all amendments and restatements thereof, being the "Credit Agreement");

         WHEREAS, Licensor is a wholly-owned subsidiary of Borrower;

         WHEREAS, as security for the payment and performance of the Obligations which are owed by Licensor and each other Obligor to Licensee pursuant to the Loan Papers, Licensor has agreed to grant or cause to be granted to Licensee, security interests in, and pledges and assignments of, all assets of Licensor, including all cash, Inventory, Receivables, Equipment, Permits and the Intellectual Property, a license to use the Intellectual Property and Permits and certain other collateral, to secure the Obligations;

         WHEREAS, Licensee desires a license to use the Intellectual Property and Permits in all countries of the world solely if an Event of Default exists to enable Licensee to exercise its rights and remedies with respect to the Collateral under the Security Agreement;

         WHEREAS, Licensor desires to grant Licensee the foregoing license to so use the Intellectual Property and Permits; and

         WHEREAS, the parties acknowledge the excellent reputation for quality of products sold under the Intellectual Property and Permits, and desire to safeguard, promote and enhance that reputation by ensuring the future quality of materials, workmanship, and performance of the Inventory with respect to which Licensee has been granted a security interest, pledge and assignment and may exercise its rights and remedies under the Security Agreement and Intellectual Property Agreement, if an Event of Default exists.
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                                   AGREEMENT.

         NOW, THEREFORE, in consideration of the above premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


ARTICLE I.  DEFINITIONS

         1.1 "Collateral" has the same definition provided in the Security Agreement.

         1.2     "Effective Date" means March 31, 1995.

         1.3 "Equipment" has the same definition provided in the Security Agreement.

         1.4 "Intellectual Property Agreement" means the Intellectual Property Security Agreement and Assignment dated March 31, 1995 between Licensor and Licensee.

         1.5 "Inventory" has the same definition provided in the Security Agreement.

         1.6 "Permits" means all licenses, permits and other similar rights now or hereafter owned by Licensor (including but not limited to all licenses, permits and similar rights issued by the FDA) and necessary to the operation of its business, including but not limited to all licenses, permits and other rights listed on Schedule 2.

         1.7 "Receivables" has the same definition provided in the Security Agreement.

         1.8 "Security Agreement" means the Security Agreement dated March 31, 1995 between Licensor and Licensee.

         1.9 Unless otherwise defined in this Agreement, all capitalized terms herein shall have the same definition provided in the Credit Agreement, the Intellectual Property Agreement and the Security Agreement.


ARTICLE II.  GRANTS TO LICENSEE AND RELATED MATTERS

         2.1 Licensor hereby grants to Licensee an irrevocable, non-exclusive royalty-free right and license to use the Intellectual Property and Permits worldwide including, without limitation, the Intellectual Property identified in Schedule 1 and Permits identified on Schedule 2, if an Event of Default exists, and to enable Licensee to exercise its rights and remedies under the





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Security Agreement and Intellectual Property Agreement with respect to
Collateral, including, without limitation, the right to use the Intellectual Property and Permits on or in connection with the operation and disposition of any Collateral and the disposition, maintenance or further production, manufacturing or processing of the Inventory, the operation and maintenance of the Equipment and the collection of Receivables as Licensee reasonably deems necessary or appropriate in the exercise of its rights and remedies under the Security Agreement and Intellectual Property Agreement with respect to Collateral.

         The parties acknowledge and agree that the Intellectual Property and Permits are the sole and exclusive property of Licensor, subject to the terms and conditions stated in this Agreement, the Security Agreement and the Intellectual Property Agreement. Other than in connection with any security interest in the Intellectual Property and Permits that Licensor has granted to Licensee pursuant to the Security Agreement and the Intellectual Property Agreement or any rights and remedies of Licensee under the Security Agreement or the Intellectual Property Agreement, Licensee shall not challenge Licensor's ownership of the Intellectual Property and Permits. Licensor expressly retains all rights to license third parties to use the Intellectual Property and Permits for any purpose whatsoever not in violation of the Loan Papers and which are not exclusive as to prevent Licensee from using any of the Intellectual Property and Permits as provided in the Security Agreement and Intellectual Property Agreement.

         2.2 The license granted to Licensee hereunder shall include the right of Licensee to grant sublicenses to others to use the Intellectual Property and Permits if an Event of Default exists, and to enable such sublicensees to exercise any rights and remedies of Licensee under the Security Agreement and the Intellectual Property Agreement with respect to Collateral, including, without limitation, the right to grant sublicenses to others to use the Intellectual Property and Permits on or in connection with the operation and disposition of any Collateral, the disposition, maintenance or further production, manufacturing or processing of Inventory, the operation and maintenance of the Equipment and the collection of Receivables as Licensee reasonably deems necessary or appropriate in the exercise of the rights and remedies of Licensee under the Security Agreement and the Intellectual Property Agreement. In any country where sublicenses are incapable of registration or where registration of a sublicense will not satisfactorily protect the rights of Licensor and Licensee, Licensee shall also have the right to designate other parties as direct licensees of Licensor to use the Intellectual Property and Permits if an Event of Default exists and to enable such direct licensees to exercise any rights and remedies of Licensee under the Security Agreement and the Intellectual Property Agreement including, without limitation, the right to use the Intellectual Property and Permits on or in connection with the operation and disposition of any Collateral, the disposition, maintenance or further production, manufacturing or processing of Inventory, the operation and maintenance of the Equipment and the collection of Receivables as such licensees reasonably deem necessary or appropriate and Licensor agrees to enter into direct written licenses with the parties as designated on the same terms as would be applicable to a sublicense, and any such direct license may, depending on the relevant local requirements, be either (a) in lieu of a sublicense or (b) supplemental to a sublicense. In either case, the parties hereto shall cooperate to determine what shall be necessary or appropriate in the circumstances. For each sublicense to a sublicensee and





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direct license to a licensee, Licensor appoints Licensee its agent for the purpose of exercising quality control over the sublicensee. Licensor shall execute this Agreement in any form, content and language suitable for recordation, notice and/or registration in all available and appropriate agencies of foreign countries as Licensee may require.

         2.3 In connection with the assignment or other transfer (in whole or in part) of its obligations under the Security Agreement and the Intellectual Property Agreement to any other Person, Licensee may assign the license granted herein without Licensor's consent and upon such assignment or transfer such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to Licensee under this Agreement.

         2.4 The parties hereto shall take reasonable action to preserve the confidentiality of the Intellectual Property and Permits which is not otherwise public information; provided, that Licensee shall not have any liability to any Person for any disclosure of the Intellectual Property or Permits upon and after any realization upon Collateral under the Security Agreement or the Intellectual Property Agreement or otherwise as part of Licensee's enforcement of remedies under the Loan Papers.


ARTICLE III.  QUALITY CONTROL

         3.1 Licensor shall refrain from using the Intellectual Property and Permits in a form and manner or for a subject matter as to (a) reduce the value of the Intellectual Property or Permits or (b) cause injury to Licensor's business, reputation or goodwill.

         3.2 If an Event of Default exists and Licensee exercises its rights or remedies under the license granted herein:

         (a) Licensee may use the Trademarks licensed hereby in such form and manner as previously used by Licensor, and shall need not notify Licensor of any change in the form or substance of the display of a Trademark licensed hereby. Licensee shall take reasonable action to apply trademark notice or other marking as may be required under applicable Law of each territory and country where each Trademark is used, or as otherwise appropriate, in connection with use of each of the Trademarks licensed hereunder. Licensee shall have the right to register any and all Trademarks in any and all countries on and after the Effective Date.

         (b) Licensee may dispose of any Inventory and any other manufactured products under any of the Intellectual Property or Permits licensed hereby, provided the Inventory and any other manufactured products so disposed of by it or any other Person acting on behalf of Licensee shall comply in any material respect with (i) quality standards and specifications, including labelling specifications, employed by Licensor in commerce prior to the Effective Date, or, where no such standards and specifications exist, a level of quality comparable to the quality standards generally accepted for other leading competitive brands of the same item of Inventory in the same markets from time to time; or (ii) a level of quality comparable to that





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which may be adopted by Licensor for its or its other licensees' products.
Licensee shall maintain quality control commensurate with the quality standards of Licensor at the Effective Date or, if quality control improves after the Effective Date, commensurate with such improved quality standards.


ARTICLE IV.  TERM AND TERMINATION

         4.1 This Agreement is effective as of the Effective Date and, unless sooner terminated under the provisions set forth in this Article IV, is perpetual and irrevocable.

         4.2 The license granted in Article II with respect to any Intellectual Property and Permits may be terminated only upon the event that the Obligations which are owed by Licensor and each other Obligor to Licensee, and which are secured in part by the Collateral of Licensor under the Security Agreement and the Intellectual Property Agreement and by the license granted herein, are finally and fully satisfied and paid in accordance with all terms and conditions of the Loan Papers at the time of such termination. If after termination of this Agreement, there occurs a rescission of payment of any of the Obligations or the restoration of such payments by Licensee or any other Person upon the insolvency, bankruptcy or reorganization of Licensor or any other Person, this Agreement shall be reinstated as though such payment had not been made and remain in full force and effect in accordance with the terms of the preceding sentence.

         4.3 Upon termination of this Agreement, Licensee shall, and shall cause any sublicensee, to cease all use of any and all of the Intellectual Property and Permits and not thereafter use any of them in any other manner whatsoever, subject to reinstatement under Section 4.2.

         4.4 Upon termination (or reinstatement) of this Agreement, the parties shall perform all other acts which may be necessary or useful to render effective the termination (or reinstatement) of the interest of Licensee in the Intellectual Property and Permits, including but not limited to the cancellation of any registration or recordation (or the reinstatement by registration or recordation) of this Agreement, or any summary thereof.


ARTICLE V.  RECORDATION OF AGREEMENT

         5.1 The parties shall cooperate to determine what may or shall be required to satisfy the laws or regulations throughout the world with respect to the recordation and validation of this Agreement, or otherwise to render this Agreement and the Intellectual Property and Permits effective, and shall execute all documents which may be necessary or desirable to implement this
Section 5.1, including registered user statements or other documents suitable for filing with the appropriate government authorities of any country.





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ARTICLE VI.  REPRESENTATION AND WARRANTIES

         6.1 Licensor represents and warrants that it is the owner of the Intellectual Property identified in Schedule 1 and Permits identified on
Schedule 2 and has the right to grant the rights and license granted herein.


ARTICLE VII.  PRODUCT LIABILITY INSURANCE

         7.1 Licensor shall maintain product liability insurance covering liabilities for its activities pursuant to this Agreement, of at least such amounts as is required by the Loan Papers.


ARTICLE VIII.  MISCELLANEOUS

         8.1 Failure of either party to insist upon strict performance of the terms, conditions, and provisions of this Agreement shall not be deemed a waiver of such terms, conditions or provisions or a waiver of future compliance therewith. No waiver of any terms, conditions, or provisions hereof shall be deemed to have been made unless expressed in writing and signed by the waiving party.

         8.2 Any sale, transfer or other disposition of ownership of any Intellectual Property or Permits by Licensor shall be subject to this Agreement and the Intellectual Property Agreement and any purchaser or transferee shall specifically state in writing that it is assuming this Agreement and that it will be bound by all of the terms and conditions of this Agreement and the Intellectual Property Agreement (this sentence is not a consent by Licensee to any sale, transfer or other disposition (other than the grant of a license permitted pursuant to Section 2.1) of any interest in Intellectual Property or Permits). After giving effect to such sale, transfer or other disposition, this Agreement and the Intellectual Property Agreement shall be valid, binding, and enforceable in accordance with its terms against such purchaser or transferee. A sale, transfer or other disposition of any shares of the capital stock of Licensor shall not be deemed to be a sale, transfer or other disposition of ownership of any Intellectual Property or Permits.

         8.3 Except as otherwise may be expressly provided in this Agreement or any other Loan Paper, Licensee shall not be construed to be and shall not represent itself as an agent of Licensor.

         8.4     (a)      All notices, communications and materials to be given
or delivered pursuant to this Agreement shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing. All written notices, communications and materials shall be sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or delivered by hand. In the event of a discrepancy between any telephonic notice





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and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent Licensor or Licensee has acted in reliance on such telephonic notice.

                 (b) All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

              To Licensor:              Neuromed, Inc.
                                        One Allentown Parkway
                                        Allen, Texas  75002
                                        U.S.A.

                                        Attention:  F. Robert Merrill III

              To Licensee:              NationsBank of Texas, National
                                        Association
                                        NationsBank Plaza
                                        901 Main Street, 7th Floor
                                        Dallas, Texas  75202
                                        U.S.A.

                                        Attention:  Commercial Banking

         8.5 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, U.S.A.

         8.6     (a)      Licensor hereby irrevocably submits to the
non-exclusive jurisdiction of any United States Federal or Texas State court sitting in Dallas County, Texas, U.S.A. in any action or proceeding arising out of or relating to this Agreement, and Licensor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard or determined in any such court and hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

                 (b) Nothing in this Section 8.6 shall limit the right of Licensee to bring any action or proceeding against Licensor or its property in the courts of any other jurisdiction or any party's rights under Section 8.10 of the Credit Agreement.

                 (c) Any judicial proceeding by Licensor against Licensee involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement shall be brought only in a court in Dallas County, Texas, U.S.A.





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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the date written above.


                                      NEUROMED, INC.

______________________________
Witness
                                      By: ______________________________________
                                          F. Robert Merrill III, Vice President

______________________________
Witness


                                      NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION

______________________________
Witness
                                      By: ______________________________________
                                          Jay C. Henry, Vice President

______________________________
Witness






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STATE OF TEXAS    )
                  )
COUNTY OF DALLAS  )


         This instrument was acknowledged before me on March ___, 1995 by F. Robert Merrill III, Vice President of Neuromed, Inc., a Florida corporation, on behalf of said corporation.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas





STATE OF TEXAS    )
                  )
COUNTY OF DALLAS  )


         This instrument was acknowledged before me on March ___, 1995 by Jay
C. Henry, Vice President of NationsBank of Texas, National Association, a national banking association, on behalf of said association.



                                     ___________________________________________
                                     Notary Public in and for the State of Texas





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                             "SCHEDULES OMITTED"